UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 9, 2006
                                                          ------------


                              Semtech Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                    1-6395                        95-2119684
--------------------------------------------------------------------------------
           (Commission File Number)    (IRS Employer Identification No.)


                   200 Flynn Road
              Camarillo, California                           93012-8790
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                 (Zip Code)


                                  805-498-2111
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On June 9, 2006,  the  Registrant  issued the press release  attached  hereto as
Exhibit 99.1.



Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 Press Release of the Registrant dated June 9, 2006.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2006


SEMTECH CORPORATION


By: /s/ David G. Franz, Jr.
-----------------------
David G. Franz, Jr.
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number           Description of Document
--------------           -----------------------
      99.1               Press Release of the Registrant dated June 9, 2006